Prospectus Supplement

John Hancock Funds II
John Hancock Retirement Income 2040 Fund (the fund)

Supplement dated December 9, 2021 to the current Summary Prospectus (the Summary Prospectus), as may be supplemented

At its meeting held on December 6–9, 2021, the Board of Trustees of John Hancock Funds II (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders, as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on or about April 22, 2022, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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